                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-07809, 333-44025, 333-45027, 333-52793, 333-69621 and 333-89361.

                                                           ARTHUR ANDERSEN LLP

Chicago, Illinois
March 23, 2000